CONSENT OF INDEPENDENT ACCOUNTANT



To the Board of Directors
K-1 Builders, Inc.

We have issued a report dated September 14, 2000, accompanying the financial statements of K-1 Builders, Inc. included in the Registration Statement
Form SB-2 and the related prospectus.

We consent to the use of this report, as stated above in the Registration Statement. We also consent to the use of our name in the statement with respect to us as appearing under the heading "Experts" in the Registration Statement.


Robison Hill & Associates
Certified Public Accountants

/s/ Robison Hill & Co.

Robison Hill & Co.
Salt Lake City, Utah
September 14, 2000